SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - January 31, 2003

                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Pennsylvania                       0-1667                23-2222567
------------------------------------    ------------------     -----------------
(State or other jurisdiction            (Commission File          (IRS Employer
of incorporation)                            Number)              Identification
                                                                      Number)

4 Brandywine Avenue, P. O. Box 1004, Downingtown, Pennsylvania        19335-0904
--------------------------------------------------------------        ----------
         (Address of principal executive offices)                     (Zip code)

Registrant's telephone number including area code:                (610) 269-1040
                                                                  --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  Not Applicable.

Item 6.           Resignations of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  Exhibit No.       Exhibit
                         99         Press Release dated January 31, 2003 of DNB
                                    Financial  Corporation  (filed  pursuant  to
                                    Item 9 hereof).
                       99.1         Additional Correspondence  -  Certifications
                                    of  financial statements by Chief  Executive
                                    Officer and Chief Financial Officer

Item 8.           Change in Fiscal Year

                  Not Applicable

Item 9.           Regulation FD Disclosure.
                  ------------------------

     On January 31, 2003, DNB Financial Corporation issued a press release to report earnings for the year ended December 31, 2002.
This press release is filed herein, as part of this Item 9, as Exhibit 99.

     The Chief Executive Officer and Chief Financial Officer of DNB Financial Corporation (the "Company") each submitted to the Securities and Exchange Commission on January 31, 2003 the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Current Report on Form 8-K dated January 31, 2003. Copies of the foregoing certifications are attached hereto as exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.










                                                     DNB FINANCIAL CORPORATION
                                                           (Registrant)



                                                     /s/ Henry F. Thorne
                                                     ---------------------------
                                                     Henry F. Thorne, President
                                                     and Chief Executive Officer

Dated:   January 31, 2003